EXHIBIT 99.1

Tech Data Corporation Reports Second Quarter Fiscal Year 2017 Results

CLEARWATER, Fla., Aug. 25, 2016 (GLOBE NEWSWIRE) -- Tech Data Corporation (NASDAQ:TECD) (the “Company”) today announced its financial results for the second quarter ended July 31, 2016.

	Second quarter ended July 31,		Six months ended July 31,
($ in millions, except per share amounts)	2016	2015	2016	2015
Net Sales	$6,353.7	$6,580.4	$12,317.1	$12,467.6

Operating income (GAAP)	$73.4	$106.2	$125.9	$188.2
Operating margin (GAAP)	1.15%	1.61%	1.02%	1.51%

Operating income (Non-GAAP)	$78.1	$81.2	$135.7	$131.4
Operating margin (Non-GAAP)	1.23%	1.23%	1.10%	1.05%

Net income (GAAP)	$46.4	$76.4	$79.8	$127.7
Net income (Non-GAAP)	$50.3	$52.5	$87.3	$82.1

EPS - diluted (GAAP)	$1.31	$2.09	$2.26	$3.47
EPS - diluted (Non-GAAP)	$1.42	$1.43	$2.47	$2.23

A reconciliation of GAAP to non-GAAP financial measures is presented in the financial tables of this press release.
This information is also available on the Investor Relations section of Tech Data’s website at www.techdata.com/investor.

Financial Highlights for the Second Quarter Ended July 31, 2016:

  Net sales were $6.4 billion, a decrease of 3 percent compared to the prior-year quarter. On a constant currency basis, net sales declined 2 percent.
    The Americas: Net sales were $2.7 billion (42 percent of worldwide net sales), a decline of 3 percent compared to the prior-year quarter. On a constant currency basis, net sales declined 2 percent.
    Europe: Net sales were $3.7 billion (58 percent of worldwide net sales), a decrease of 4 percent compared to the prior-year quarter. On a constant currency basis, net sales declined 2 percent.

  Gross profit was $316.5 million, a decrease of $8.8 million, or 3 percent, compared to the prior-year quarter. As a percentage of net sales, gross profit was 4.98 percent, an improvement of 4 basis points.

  Selling, general and administrative expenses (“SG&A”) were $243.8 million, or 3.84 percent of net sales, compared to $250.1 million, or 3.80 percent of net sales in the prior-year quarter. Non-GAAP SG&A was $238.4 million, a decrease of $5.8 million, or 2 percent, compared to the prior-year quarter. As a percentage of net sales, non-GAAP SG&A was 3.75 percent, compared to 3.71 percent in the prior-year quarter.

  Worldwide operating income was $73.4 million, or 1.15 percent of net sales compared to $106.2 million or 1.61 percent of net sales in the prior-year quarter. Operating income for the prior-year quarter included $21.5 million of gains related to LCD settlement agreements, net of attorney fees and expenses. Non-GAAP operating income was $78.1 million, a decrease of $3.1 million, or 4 percent, compared to the prior-year quarter. As a percentage of net sales, non-GAAP operating income was 1.23 percent, consistent with the prior-year quarter.
    The Americas: Operating income was $41.2 million, or 1.54 percent of net sales, compared to $60.8 million, or 2.21 percent of net sales in the prior-year quarter. Operating income for the prior-year quarter included the aforementioned LCD settlement gains. Non-GAAP operating income was $38.8 million, a decrease of $1.2 million, or 3 percent, compared to the prior-year quarter. As a percentage of net sales, non-GAAP operating income was 1.45 percent, compared to 1.46 percent in the prior-year quarter.
    Europe: Operating income was $35.9 million, or 0.98 percent of net sales, compared to $49.4 million, or 1.29 percent of net sales in the prior-year quarter. Non-GAAP operating income was $43.1 million, a  decrease of $2.0 million or approximately 4 percent, compared to the prior-year quarter. As a percentage of net sales, non-GAAP operating income was 1.17 percent, compared to 1.18 percent in the prior-year quarter.
    Stock-based compensation expense was $3.8 million, compared to $4.0 million in the prior-year quarter. These expenses are excluded from the regional non-GAAP operating results and presented as a separate line item in the company’s segment reporting (see the GAAP to non-GAAP reconciliation in the financial tables of this press release).

  Net income was $46.4 million, compared to $76.4 million in the prior-year quarter. Net income for the prior-year quarter included the aforementioned LCD settlement gains, net of taxes. Non-GAAP net income was $50.3 million, a decrease of $2.2 million, or 4 percent, compared to the prior-year quarter.

  Earnings per share on a diluted basis (“EPS”) were $1.31, compared to $2.09 in the prior year quarter. Earnings per share for the prior-year quarter included the aforementioned LCD settlement gains, net of taxes. Non-GAAP EPS was $1.42, compared to $1.43 in the prior-year quarter.

  Net cash used by operations during the quarter was $91 million.

  Return on invested capital on a non-GAAP basis for the trailing twelve months was 14 percent compared to 12 percent in the prior year.

“Our teams executed well in Q2, capitalizing on pockets of demand and gaining market share in both North America and Europe despite facing a weaker-than-expected IT spending environment,” said Robert M. Dutkowsky, chief executive officer. “Although sales came in below our expectations, our focus on profitable revenue, excellent vendor management, and disciplined cost controls, enabled us to deliver solid non-GAAP earnings per share. Through the first half of our fiscal year, we grew non-GAAP earnings per share by 11 percent, generated $185 million in cash flow from operations and earned a return on invested capital of 14 percent - a 150 basis points improvement over the prior year. Our first half performance highlights the diversity of our end-to-end portfolio of IT solutions, the flexibility of our model to adapt to the realities of the market, and our focus on gaining profitable market share -  all of which enable Tech Data to deliver differentiated value to our customers, vendor partners and shareholders.”

Business Outlook

  For the quarter ending October 31, 2016, the Company anticipates worldwide net sales to be in the range of $6.25 billion to $6.45 billion. This guidance assumes year-over-year constant currency net sales growth of flat to low-single-digits in both regions, and an average U.S. dollar to euro exchange rate of $1.10 to €1.00.

  For the quarter ending October 31, 2016, the Company anticipates non-GAAP EPS to be in the range of $1.20 to $1.30.

  This guidance assumes weighted average diluted shares outstanding of 35.5 million and an effective tax rate in the range of 29 percent to 31 percent.

Webcast Details

Tech Data will hold a conference call today at 9:00 a.m. (ET) to discuss its financial results for the second quarter ended July 31, 2016. A webcast of the call, including supplemental schedules, will be available to all interested parties and can be obtained at www.techdata.com/investor. The webcast will be available for replay for three months.

Non-GAAP Financial Information

The non-GAAP financial information contained in this release is included with the intention of providing investors a more complete understanding of the Company’s operational results and trends, but should only be used in conjunction with results reported in accordance with Generally Accepted Accounting Principles (“GAAP”). Certain non-GAAP measures presented in this release or other releases, presentations and similar documents issued by the Company include sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency”) and the impact of the exit of certain country operations. Certain non-GAAP measures also exclude acquisition-related intangible assets amortization expense, benefits associated with legal settlements, value-added tax assessment matters, a loss on disposal of subsidiaries, and restatement and remediation related expenses. A detailed reconciliation of the adjustments between results calculated using GAAP and non-GAAP in this release is contained in the attached financial schedules. This information can also be obtained from the Company’s Investor Relations website at www.techdata.com/investor.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the federal securities laws and regulations, including those regarding the Company's business outlook. These statements are subject to risks and uncertainties, including the risks identified in the Company’s most recent Annual Report on Form 10-K filed March 24, 2016. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this press release. The Company does not undertake to update or revise these statements to reflect subsequent developments.

About Tech Data

Tech Data Corporation is one of the world’s largest wholesale distributors of technology products, services and solutions. Its advanced logistics capabilities and value added services enable 105,000 resellers to efficiently and cost effectively support the diverse technology needs of end users in more than 100 countries. Tech Data generated $26.4 billion in net sales for the fiscal year ended January 31, 2016. It is ranked No. 108 on the Fortune 500® and one of Fortune’s “World’s Most Admired Companies.” To learn more, visit www.techdata.com, or follow us on Facebook and Twitter.

Contacts:

Charles V. Dannewitz, Executive Vice President and Chief Financial Officer
727-532-8028 (chuck.dannewitz@techdata.com); or

Arleen Quiñones, Vice President, Investor Relations and Corporate Communications
727-532-8866 (arleen.quinones@techdata.com)

TECH DATA CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three months ended		Six months ended
	July 31,		July 31,
	2016	2015	2016	2015

Net sales	$6,353,739	$6,580,393	$12,317,101	$12,467,622
Cost of products sold	6,037,289	6,255,114	11,702,040	11,850,454
Gross profit	316,450	325,279	615,061	617,168
Operating expenses:
Selling, general and administrative expenses	243,763	250,134	490,259	498,596
LCD settlements and other, net	(1,717)	(21,527)	(2,160)	(60,038)
Value added tax assessments	1,049	(9,563)	1,049	(9,563)
	243,095	219,044	489,148	428,995
Operating income	73,355	106,235	125,913	188,173
Interest expense	6,288	(3,320)	11,889	2,402
Other (income) expense , net	(1,230)	51	(2,264)	212
Income before income taxes	68,297	109,504	116,288	185,559
Provision for income taxes	21,903	33,092	36,521	57,870
Net income	$46,394	$76,412	$79,767	$127,689

Earnings per share:
Basic	$1.32	$2.09	$2.27	$3.48
Diluted	$1.31	$2.09	$2.26	$3.47
Weighted average common shares outstanding:
Basic	35,207	36,506	35,167	36,661
Diluted	35,378	36,615	35,373	36,829

TECH DATA CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(In thousands, except par value and share amounts)

	July 31,	January 31,
	2016	2016
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$697,047	$531,169
Accounts receivable, less allowances of $43,550 and $45,875	2,706,079	2,995,114
Inventories	2,145,070	2,117,384
Prepaid expenses and other assets	116,454	178,394
Total current assets	5,664,650	5,822,061
Property and equipment, net	72,138	66,028
Goodwill	206,040	204,114
Intangible assets, net	147,277	159,386
Other assets, net	113,353	106,699
Total assets	$6,203,458	$6,358,288

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,240,578	$3,427,580
Accrued expenses and other liabilities	415,177	487,003
Revolving credit loans and current maturities of long-term debt, net	12,939	18,063
Total current liabilities	3,668,694	3,932,646
Long-term debt, less current maturities	349,025	348,608
Other long-term liabilities	77,593	71,279
Total liabilities	$4,095,312	$4,352,533
Shareholders' equity:
Common stock, par value $0.0015; 200,000,000 shares authorized; 59,245,585 shares issued at July 31, 2016 and January 31, 2016	$89	$89
Additional paid-in capital	679,976	682,227
Treasury stock, at cost (24,031,690 and 24,163,402 shares at July 31, 2016 and January 31, 2016)	(1,071,561)	(1,077,434)
Retained earnings	2,513,965	2,434,198
Accumulated other comprehensive loss	(14,323)	(33,325)
Total shareholders' equity	2,108,146	2,005,755
Total liabilities and shareholders' equity	$6,203,458	$6,358,288

TECH DATA CORPORATION AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(In thousands)

	Q2 FY17 - Three months ended July 31, 2016
	Americas⁽ˆ⁾	Europe⁽ˆ⁾	Stock Compensation Expense	Consolidated
Net Sales	$2,674,886	$3,678,853		$6,353,739
GAAP operating income⁽ˆ⁾	$41,241	$35,927	$(3,813)	$73,355
Value added tax assessments	(407)	1,456		1,049
Acquisition-related amortization of intangibles	580	4,828		5,408
LCD settlements and other, net	(2,653)	936		(1,717)
Total non-GAAP operating income adjustments	$(2,480)	$7,220		$4,740
Non-GAAP operating income	$38,761	$43,147	$(3,813)	$78,095
GAAP operating margin	1.54%	0.98%		1.15%
Non-GAAP operating margin	1.45%	1.17%		1.23%

⁽ˆ⁾ GAAP operating income does not include stock compensation expense at the regional level.

	Q2 FY16 - Three months ended July 31, 2015
	Americas⁽ˆ⁾	Europe⁽ˆ⁾	Stock Compensation Expense	Consolidated
Net Sales	$2,745,429	$3,834,964		$6,580,393
GAAP operating income⁽ˆ⁾	$60,752	$49,443	$(3,960)	$106,235
Restatement and remediation related expenses	146	18		164
Value added tax assessments	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	154	-		154
Acquisition-related amortization of intangibles	445	5,262		5,707
LCD settlements and other, net	(21,527)	-		(21,527)
Total non-GAAP operating income adjustments	$(20,782)	$(4,283)		$(25,065)
Non-GAAP operating income	$39,970	$45,160	$(3,960)	$81,170
GAAP operating margin	2.21%	1.29%		1.61%
Non-GAAP operating margin	1.46%	1.18%		1.23%

⁽ˆ⁾ GAAP operating income does not include stock compensation expense at the regional level.

TECH DATA CORPORATION AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(In thousands)

	Q2 FY17 - Six months ended July 31, 2016
	Americas⁽ˆ⁾	Europe⁽ˆ⁾	Stock Compensation Expense	Consolidated
Net Sales	$5,062,890	$7,254,211		$12,317,101
GAAP operating income⁽ˆ⁾	$72,516	$60,867	$(7,470)	$125,913
Value added tax assessments	(407)	1,456		1,049
Acquisition-related amortization of intangibles	1,160	9,693		10,853
LCD settlements and other, net	(3,096)	936		(2,160)
Total non-GAAP operating income adjustments	$(2,343)	$12,085		$9,742
Non-GAAP operating income	$70,173	$72,952	$(7,470)	$135,655
GAAP operating margin	1.43%	0.84%		1.02%
Non-GAAP operating margin	1.39%	1.01%		1.10%

⁽ˆ⁾ GAAP operating income does not include stock compensation expense at the regional level.

	Q2 FY16 - Six months ended July 31, 2015
	Americas⁽ˆ⁾	Europe⁽ˆ⁾	Stock Compensation Expense	Consolidated
Net Sales	$5,084,689	$7,382,933		$12,467,622
GAAP operating income⁽ˆ⁾	$123,111	$72,840	$(7,778)	$188,173
Restatement and remediation related expenses	184	598		782
Value added tax assessments	-	(9,563)		(9,563)
Loss on disposal of subsidiaries	517	-		517
Acquisition-related amortization of intangibles	615	10,872		11,487
LCD settlements and other, net	(60,038)	-		(60,038)
Total non-GAAP operating income adjustments	$(58,722)	$1,907		$(56,815)
Non-GAAP operating income	$64,389	$74,747	$(7,778)	$131,358
GAAP operating margin	2.42%	0.99%		1.51%
Non-GAAP operating margin	1.27%	1.01%		1.05%

⁽ˆ⁾ GAAP operating income does not include stock compensation expense at the regional level.

TECH DATA CORPORATION AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(In thousands, except per share amounts)

Selling, general and administrative expenses ("SG&A")	Three months ended July 31,
	2016	2015
Net Sales	$6,353,739	$6,580,393
GAAP SG&A	243,763	250,134
Acquisition-related amortization of intangibles	(5,408)	(5,707)
Restatement and remediation related expenses	-	(164)
Loss on disposal of subsidiaries	-	(154)
Non-GAAP SG&A	$238,355	$244,109

GAAP SG&A percentage of net sales	3.84%	3.80%
Non- GAAP SG&A percentage of net sales	3.75%	3.71%

	Six months ended July 31,
	2016	2015
Net Sales	$12,317,101	$12,467,622
GAAP SG&A	490,259	498,596
Acquisition-related amortization of intangibles	(10,853)	(11,487)
Restatement and remediation related expenses	-	(782)
Loss on disposal of subsidiaries	-	(517)
Non-GAAP SG&A	$479,406	$485,810

GAAP SG&A percentage of net sales	3.98%	4.00%
Non- GAAP SG&A percentage of net sales	3.89%	3.90%

	Three months ended July 31,
	2016		2015
	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	$46,394	$1.31	$76,412	$2.09
LCD settlements and other, net	(1,717)	(0.05)	(21,527)	(0.59)
Value-added tax assessments	1,386	0.04	(18,559)	(0.51)
Restatement and remediation related expenses	-	-	164	-
Loss on disposal of subsidiaries	-	-	154	-
Acquisition-related intangible assets amortization expense	5,408	0.15	5,707	0.16
Income tax effect of the above adjustments	(1,178)	(0.03)	10,144	0.28
Non-GAAP results	$50,293	$1.42	$52,495	$1.43

	Six months ended July 31,
	2016		2015
	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	$79,767	$2.26	$127,689	$3.47
LCD settlements and other, net	(2,160)	(0.06)	(60,038)	(1.63)
Value-added tax assessments	1,386	0.04	(18,559)	(0.50)
Restatement and remediation related expenses	-	-	782	0.02
Loss on disposal of subsidiaries	-	-	517	0.01
Acquisition-related intangible assets amortization expense	10,853	0.30	11,487	0.31
Income tax effect of the above adjustments	(2,511)	(0.07)	20,196	0.55
Non-GAAP results	$87,335	$2.47	$82,074	$2.23

TECH DATA CORPORATION AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(In thousands)

Return on Invested Capital (ROIC)

Twelve months ended
July 31, 2016
TTM Non-GAAP Net Operating Profit After Tax (NOPAT)*:
Non-GAAP Operating Income	$323,366
Non-GAAP effective tax rate	28.3%
Non-GAAP NOPAT (Non-GAAP operating income x (1 - non-GAAP effective tax rate))	$231,847

Average Invested Capital:
Short-term debt (5-qtr average)	$16,796
Long-term debt (5-qtr average)	349,316
Non-GAAP Shareholders' Equity (5-qtr average)	2,009,233
Total average capital	2,375,345
Less: Cash (5-qtr average)	(669,836)
Average invested capital less average cash	$1,705,509
ROIC	14%

* Trailing Twelve Months is abbreviated as TTM.